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                         MFS UNION STANDARD EQUITY FUND
                                   A Series of
                            MFS Union Standard Trust

                 Supplement to the February 1, 1997 Prospectus


The second sentence under "Investment Objective and Policies - Investment Objective" on page 6 of the Prospectus is deleted and replaced in its entirety with the following:

                "To the extent consistent with the Fund's objective of long-term growth of capital, dividend and interest income may be a consideration of the Fund when deciding whether to purchase securities for its portfolio."


                  The date of this Supplement is May 2, 1997.